                                                    Registration Nos. 333-117376
                                                                       811-05301

     As filed with the Securities and Exchange Commission on August 12, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.    [ ]    [ ]

     Post-Effective Amendment No.   [2]    [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                  [76]   [X]


                VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           AIG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 One ALICO Plaza
                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
                Depositor's Telephone Number, including Area Code

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

     It is proposed that the filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on August 12, 2005 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts

                                      NOTE

This Post-Effective Amendment No. 2 to the Form N-4 Registration Statement No. 333-117376 ("Registration Statement") of AIG Life Insurance Company ("Depositor") and its Variable Account I ("Registrant") is being filed solely for the purposes of (a) including in the Statement of Additional Information additional financial information of Depositor's parent company and (b) updating Part C information for the Depositor and the Registrant, including adding restated by-laws, a support agreement and a guarantee as exhibits. All other pertinent information regarding this Registration Statement, including the Prospectus and Statement of Additional Information, as supplemented, was previously filed in Registrant's Post-Effective Amendment No. 1 on May 2, 2005, and is incorporated by reference herein.

                                     PART A

The Prospectus, dated May 2, 2005, is incorporated into Part A, of this Post-Effective Amendment No. 2 by reference to the Registrant's Post-Effective Amendment No. 1, as filed on May 2, 2005 (File No. 333-117376).

                                     PART B

The Statement of Additional Information dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 2 by reference to the Registrant's Post-Effective Amendment No. 1, as filed on May 2, 2005 (File No. 333-117376).

A supplement dated August 12, 2005 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 2.

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I
                       IMMEDIATE VARIABLE ANNUITY CONTRACT
                       SUPPLEMENT DATED AUGUST 12, 2005 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 2, 2005

     Effective August 12, 2005, AIG Life Insurance Company ("AIG Life" or the "Company") is amending the Statement of Additional Information ("SAI") for the purpose of incorporating certain financial information of AIG International Group, Inc. ("AIG"), the parent company of AIG Life into the SAI.

     Beginning on page 8 of the SAI, delete the entire section titled FINANCIAL STATEMENTS and replace it with the following:

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PWC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AIG Life. AIG uses PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AIG Life Financial Statements

     The balance sheets of AIG Life at December 31, 2004 and 2003 (restated) and the related statements of income, shareholders' equity, cash flows and comprehensive income for the three years ended December 31, 2004, appearing herein, have been audited by PWC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Incorporation of AIG Financial Information

     AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

     The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this SAI, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this SAI.

     We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this SAI are also incorporated by reference.

     The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia
100 F. Street, N.E., Room 1580
Washington, DC 20549
Chicago, Illinois
175 W. Jackson Boulevard
Chicago, IL 60604
New York, New York
3 World Financial, Room 4300
New York, NY 10281

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this SAI is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Administrative Center, as follows:

AIG Life Insurance Company
Administrative Center
600 King Street, (DPEN)
Wilmington, Delaware 19801
Attention: Annuity Administration Department
Telephone Number: (877) 299-1724

Index to Financial Statements

     You should consider the financial statements of AIG Life that we include in this SAI primarily as bearing on the ability of AIG Life to meet its obligations under the Contracts.


I.   Variable Account I 2004 Financial Statements                                        Page
                                                                                         ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm...   VA-I - 1
Statement of Net Assets as of December 31, 2004.......................................   VA-I - 2
Statement of Operations for the year ended December 31, 2004..........................   VA-I - 4
Statement of Changes in Net Assets for the years ended December 31, 2004 and
   2003 (restated)....................................................................   VA-I - 6
Notes to Financial Statements.........................................................   VA-I - 30

II.  AIG Life 2004 Financial Statements                                                  Page
                                                                                         ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm...   F - 2
Balance Sheets as of December 31, 2004 and 2003 (restated)............................   F - 3
Statements of Income for the years ended December 31, 2004, 2003 (restated)
   and 2002 (restated)................................................................   F - 5
Statements of Shareholders' Equity for the years ended December 31, 2004,
   2003 (restated) and 2002 (restated)................................................   F - 6
Statements of Cash Flows for the years ended December 31, 2004, 2003 (restated)
   and 2002 (restated)................................................................   F - 7
Statements of Comprehensive Income for the years ended December 31, 2004,
   2003 (restated) and 2002 (restated)................................................   F - 8
Notes to Financial Statements.........................................................   F - 9

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)










                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholders' equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

As discussed in Note 15 to the financial statements, the Company has restated its financial statements as of December 31, 2003 and 2002 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2005

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                      (Restated)
Assets
Investments:
Fixed maturities:
   Bonds available for sale, at fair value            $  9,879,583  $  9,834,315
   (cost: 2004 - $9,207,004; 2003 - $9,210,805)
Equity securities available for sale, at fair value          7,782         3,885
   (cost: 2004 - $5,297; 2003 - $3,175)
Mortgage loans on real estate                              494,343       470,767
Policy loans                                               254,448       261,908
Other long-term investments                                 68,168        84,338
Derivative assets, at fair value                            52,886        36,495
Short-term investments, at cost
 (approximates fair value)                                  40,666        20,405
                                                      ------------  ------------
    Total investments                                   10,797,876    10,712,113

Cash                                                        12,262             -
Investment income due and accrued                          142,437       147,468
Reinsurance assets                                         118,973       123,500
Deferred policy acquisition costs                          253,774       307,175
Premium and insurance balances receivable                   36,268        30,775
Amounts due from related parties                            13,159        94,749
Other assets                                                11,580         6,692
Assets held in separate accounts                         3,218,345     3,209,288
                                                      ------------  ------------
     Total assets                                     $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                     (Restated)
Liabilities
  Policyholders' contract deposits                    $  7,016,323  $  7,310,004
  Future policy benefits for life and accident
   and health insurance contracts                        2,374,661     2,319,463
  Reserve for unearned premiums                             22,371        23,372
  Policy and contract claims                                99,492        99,925
  Amounts due to related parties                            58,686        19,664
  Income taxes payable                                     237,511       216,468
  Derivative liabilities, at fair value                     40,494        45,935
  Other liabilities                                         65,843        48,863
  Liabilities related to separate accounts               3,218,345     3,209,288
                                                      ------------  ------------
             Total liabilities                          13,133,726    13,292,982
                                                      ------------  ------------
Shareholders' equity
  Series A preferred stock, $100,000 par value;
   2,500 shares authorized, issued and outstanding         250,000       250,000
  Common stock, $5 par value; 1,000,000 shares
   authorized; 976,703 issued and outstanding                4,884         4,884
  Additional paid-in capital                               302,283       302,283
  Accumulated other comprehensive income                   365,909       312,206
  Retained earnings                                        547,872       469,405
                                                      ------------  ------------
             Total shareholders' equity                  1,470,948     1,338,778
                                                      ------------  ------------
Total liabilities and shareholders' equity            $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003           2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Revenues:
  Premiums and other considerations                            $    299,367    $    221,443    $    280,098
  Net investment income                                             694,417         706,945         723,918
  Realized capital gains (losses)                                   (11,087)         24,217        (119,989)
                                                               ------------    ------------    ------------
          Total revenues                                            982,697         952,605         884,027
                                                               ------------    ------------    ------------
Benefits and expenses:
  Death and other benefits                                          366,950         289,338         296,317
  Increase in future policy benefits                                 34,901          (2,978)          8,197
  Interest credited on policyholder contract
   deposits                                                         306,867         351,518         407,524
  Insurance acquisition and other
   operating expenses                                               126,492         153,321         159,139
                                                               ------------    ------------    ------------
          Total benefits and expenses                               835,210         791,199         871,177
                                                               ------------    ------------    ------------
Income before income taxes                                          147,487         161,406          12,850
                                                               ------------    ------------    ------------
Income taxes:
   Current                                                           67,265          29,307          22,515
   Deferred                                                         (16,881)         26,023         (18,494)
                                                               ------------    ------------    ------------
        Total income tax expense                                     50,384          55,330           4,021
                                                               ------------    ------------    ------------
Net income before cumulative effect
 of accounting change                                                97,103         106,076           8,829
Cumulative effect of accounting change,
 net of tax                                                          (6,911)              -               -
                                                               ------------    ------------    ------------
Net income                                                     $     90,192    $    106,076    $      8,829
                                                               ============    ============    ============

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Preferred Stock
Balance at beginning and end of year                           $    250,000    $    250,000    $    250,000
                                                               ------------    ------------    ------------
Common stock
Balance at beginning and end of year                                  4,884           4,884           4,884
                                                               ------------    ------------    ------------
Additional paid-in capital
Balance at beginning of year                                        302,283         212,283         153,283
Capital contribution from parent                                          -          90,000          59,000
                                                               ------------    ------------    ------------
Balance at end of year                                              302,283         302,283         212,283
                                                               ------------    ------------    ------------
Accumulated other comprehensive income
Balance at beginning of year                                        312,206         144,537          11,279
Adjustment (See Note 15)                                                  -               -          18,200
                                                               ------------    ------------    ------------
Balance, as adjusted                                                312,206         144,537          29,479
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on
      above changes                                                 (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains
 arising from cash flow hedging activities                           22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on
      above changes                                                  (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Balance at end of year                                              365,909         312,206         144,537
                                                               ------------    ------------    ------------
Retained earnings
Balance at beginning of year                                        469,405         374,929         379,034
Net income                                                           90,192         106,076           8,829
Dividends to shareholders                                           (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Balance at end of year                                              547,872         469,405         374,929
                                                               ------------    ------------    ------------
                   Total shareholders' equity                  $  1,470,948    $  1,338,778    $    986,633
                                                               ============    ============    ============

                 See accompanying notes to financial statements

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Cash flows from operating
 activities:
  Net income                                                   $     90,192    $    106,076    $      8,829
Adjustments to reconcile net income to net cash
 provided by operating activities:
     Change in insurance reserves                                    46,853          14,357         (66,703)
     Change in accounting principles                                  6,911               -               -
     Change in premiums and insurance balances
      receivable and payable - net                                   13,020          (6,105)         22,664
     Change in reinsurance assets                                     4,530         (44,575)         36,116
     Change in deferred policy acquisition costs                     63,458          37,272          29,812
     Change in other policyholders' contracts                      (114,534)        (80,007)       (268,539)
     Interest credited to policyholder contracts                    306,867         351,518         407,524
     Change in investment income due and accrued                      5,031          10,328          (3,081)
     Realized capital (gains) losses                                 11,087         (24,217)        119,989
     Change in income taxes - net                                    (9,610)         29,056         (44,879)
     Change in reserves for commissions, expenses and taxes           2,002           9,163         (61,038)
     Amortization of premiums and discounts on securities           (33,678)         (8,669)         (9,661)
     Change in other assets and liabilities - net                    23,593         (46,146)         32,450
                                                               ------------    ------------    ------------
Net cash provided by operating activities                           415,722         348,051         203,483

Cash flows from investing activities:
     Sale of fixed maturities                                     3,106,933       4,188,555       3,307,316
     Cost of fixed maturities, matured or redeemed                  716,121         493,880         667,900
     Sale of equity securities                                        1,409          33,802          11,789
     Sale of real estate                                                  -               -          11,424
     Purchase of fixed maturities                                (3,809,615)     (4,551,183)     (4,678,000)
     Purchase of equity securities                                   (3,153)         (4,763)            (68)
     Purchase of real estate                                         (1,319)         (4,231)              -
     Mortgage loans funded                                          (72,181)       (142,539)        (49,439)
     Repayments of mortgage loans                                    48,547          32,694          54,016
     Change in policy loans                                           7,460          84,946         (19,231)
     Change in short-term investments                               (20,260)         24,382         133,530
     Change in other long-term investments                           24,007          16,835          14,390
     Other - net                                                      6,330          (3,895)        (58,536)
                                                               ------------    ------------    ------------
Net cash provided by (used in) investing activities                   4,279         168,483        (604,909)

Cash flows from financing activities:
     Deposits on policyholder contracts                             149,355         185,933       1,112,583
     Withdrawals on policyholder contracts                         (635,369)       (749,867)       (698,884)
     Capital contribution from parent                                90,000          59,000               -
     Dividends to shareholders                                      (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Net cash provided by (used in) financing activities                (407,739)       (516,534)        400,765
                                                               ------------    ------------    ------------
Change in cash                                                       12,262               -            (661)
Cash at beginning of period                                               -               -             661
                                                               ------------    ------------    ------------
Cash at end of year                                                  12,262               -               -
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Comprehensive income
Net income                                                     $     90,192    $    106,076    $      8,829
Other comprehensive income
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on above changes                   (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains arising from cash
 flow hedging activities                                             22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on above changes          (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Other comprehensive income                                           53,703         167,669         115,058
                                                               ------------    ------------    ------------
Comprehensive income                                           $    143,895    $    273,745    $    123,887
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.      Nature of Operations

        AIG Life Insurance Company (the "Company") is part of the Domestic Life Insurance Division (the "Life Division") of American International Group, Inc. ("AIG"), its ultimate parent. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable, terminal funding annuities, immediate annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

2.      Summary of Significant Accounting Policies

        (a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

        (b) Statutory Accounting: The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2004. Statutory net income and capital and surplus of the Company are as follows:

                                              2004             2003
                                           ----------      -----------
                                                  (in thousands)
        Statutory net income               $  131,585      $   82,085
        Statutory capital and surplus      $  739,951      $  629,521

                The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the

2.      Summary of Significant Accounting Policies - (continued):

                credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

        (c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

        (d) Investments: Fixed maturities classified as available-for-sale are recorded at fair value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at fair value. Dividend income is generally recognized on ex-dividend dates. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates fair value.

                Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of related deferred acquisition cost amortization and deferred income taxes in shareholders' equity.

                Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

                As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Companies management and a continual review of its investment.

                In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
                (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Companies management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

2.      Summary of Significant Accounting Policies - (continued):

                Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

                Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2004 and 2003.

                Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                Other long-term investments consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded in net investment income, consistent with the equity method of accounting.

                Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

                Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly rated government agency securities and are short-term in nature, typically with a period of 30 days. These dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio. At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding.

                Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

2.      Summary of Significant Accounting Policies - (continued):

                Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

        (e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews for reasonability, the carrying amounts of DAC on at least an annual basis.

                Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

                DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

        (f) Income Taxes: The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the consolidated tax liability than

2.      Summary of Significant Accounting Policies - (continued)

                would have been paid by the Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

                A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

        (g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

                Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

                For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

                Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

        (h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

        (i) Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain amounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.      Summary of Significant Accounting Policies - (continued)

        (j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

        (k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

                Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

        (l) Derivatives: The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

                On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in

2.      Summary of Significant Accounting Policies - (continued)
                the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

                The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

                During 2004, there were no hedges that were discontinued or otherwise no longer qualify as hedges. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in net realized capital gains (losses).

        (m) Reclassifications: Certain prior period items have been reclassified to conform to the current period presentation.

        (n) Recently Issued Accounting Standards: In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has
                (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. All other entities, not considered VIEs, are evaluated for consolidation under existing guidance. In December 2003, the FASB issued a revision to Interpretation No. 46 ("FIN46R").

                The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

2.      Summary of Significant Accounting Policies - (continued)

                The adoption of FIN46R did not have a significant impact on the Company's results of operations or financial condition.

                The following VIE activities are not consolidated by the Company under FIN46R:

                        (i) The Company uses VIEs primarily in connection with certain guaranteed investment contract programs (GIC Programs). In the GIC Programs, the Company provides guaranteed investment contracts to VIEs which are not controlled by the Company, and in which the Company does not have a direct variable interest, as defined under FIN46R, in the entity. The VIE issues notes or bonds which are sold to third party institutional investors. The Company has no obligation to the investors in the notes or bonds. The proceeds from the securities issued by the VIE are invested by the VIE in the GICs. The Company uses their proceeds to invest in a diversified portfolio of securities, primarily investment grade bonds. Both the assets and the liabilities of the Company arising from these GIC Programs are presented in the Company's balance sheet.

                        (ii) The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

                        (iii) The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company pursuant to FIN46R.

                In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement is effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The one-time cumulative accounting change upon adoption was $6.9 million, after taxes, and recorded in the first quarter of 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company is required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account

2.      Summary of Significant Accounting Policies - (continued)
                rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's financial position or results of operations.

                In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's financial position or results of operations.

                In December 2004, the FASB issued statement No. 123 (revised
                2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's results of operations.

3.     Investment Information

        (a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                   Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Fixed maturities                    $ 629,928    $ 648,416    $ 655,148
        Equity securities                          13        1,446        2,722
        Mortgage loans                         33,470       31,785       28,360
        Policy loans                           18,285       24,367       27,636
        Cash and short-term investments           673          520        1,702
        Other long-term investments            18,442        8,450       12,624
                                            ---------    ---------    ----------
                  Total investment income     700,811      714,984      728,192
        Investment expenses                    (6,394)      (8,039)      (4,274)
                                            ---------    ---------    ---------
                  Net investment income     $ 694,417    $ 706,945    $ 723,918
                                            =========    =========    =========

        (b) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2004, 2003 and 2002 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Realized gains (losses) on
         investments:
        Fixed maturities                    $  (2,703)   $  27,352    $ (61,748)
        Equity securities                         422        1,804       (7,304)
        Mortgage loans                              -         (448)           -
        Other long-term investments            (8,806)      (4,491)     (50,937)
                                            ---------    ---------    ---------
        Realized gains (losses)             $ (11,087)   $  24,217    $(119,989)
                                            =========    =========    =========

        Change in net unrealized
         appreciation (depreciation)
         of investments:
        Fixed maturities                    $  49,069    $ 302,768    $ 259,353
        Equity securities                       1,775       (1,587)       7,976
        Deferred policy acquisition costs      10,726      (41,696)     (41,706)
        Derivative asset                       22,786       (3,261)     (44,223)
                                            ---------    ---------    ---------
        Change in net unrealized
         appreciation (depreciation)
         of investments                     $  84,356    $ 256,224    $ 181,400
                                            =========    =========    =========

        During 2004, 2003 and 2002, gross gains of $59,556,000, $122,172,000 and
        $101,318,000, respectively, and gross losses of $60,759,000, $96,220,000 and $194,501,000, respectively, were realized on dispositions of fixed maturity investments. The 2004, 2003 and 2002 losses include writedowns of $13,357,000, $48,860,000 and $50,430,000,
                respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investments.

                During 2004, 2003 and 2002, gross gains of $422,000, $1,873,000 and $465,000, respectively, and gross losses of $0, $69,000 and $7,769,000, respectively, were realized on dispositions of equity securities.

                During 2004, the Company recognized a $7,318,776 write-down on its investment in a joint venture partnership.

                The following table summarizes the gross unrealized losses and cost on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 (in thousands).

                              12 months or less     Greater than 12 months          Total
                            ---------------------------------------------------------------------
                            Fair       Unrealized    Fair      Unrealized    Fair      Unrealized
    December 31, 2004       Value       Losses       Value      Losses       Value       Losses
    -----------------       ---------------------------------------------------------------------
        Fixed maturities    $811,059    $22,018     $192,468   $20,386     $1,003,527    $42,404
        Equity Securities      3,440        440            -         -          3,440        440
                            --------    -------     --------   -------     ----------    -------
        Total               $814,499    $22,458     $192,468   $20,386     $1,006,967    $42,844
                            ========    =======     ========   =======     ==========    =======

        (c)     Amortized Cost and Fair Value of Fixed Maturities and Equity
                Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2004 and 2003 are as follows (in thousands):

                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized       Fair
        2004                                    Cost            Gains         Losses         Value
        ----                                -------------   ------------   ------------   ------------
        Fixed maturities:
          U.S. Government and government
           agencies and authorities         $      66,124   $     12,039   $        238   $     77,925
          Foreign Governments                     102,437          7,976             38        110,375
          States, municipalities and
           political subdivisions                  36,141          4,348            200         40,289
          Mortgage-backed securities            1,115,677         54,862          3,525      1,167,014
          All other corporate                   7,886,625        635,758         38,403      8,483,980
                                             ------------   ------------   ------------   ------------
        Total fixed maturities               $  9,207,004   $    714,983   $     42,404   $  9,879,583
                                             ============   ============   ============   ============
        Equity securities                    $      5,297   $      2,925   $        440   $      7,782
                                             ============   ============   ============   ============

        (c) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities - (continued):

                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized        Fair
        2003                                    Cost            Gains         Losses          Value
        ----                                 ------------   ------------   ------------   ------------
                                              (Restated)     (Restated)     (Restated)     (Restated)
        Fixed maturities:
          U.S. Government and government
           agencies and authorities          $    60,499    $    15,079    $         43    $     75,535
          Foreign Governments                     77,051          5,100             397          81,754
          States, municipalities and
           political subdivisions                 30,837          4,051             153          34,735
          Mortgage-backed securities           1,081,357         59,326           1,587       1,139,096
          All other corporate                  7,961,061        609,429          67,295       8,503,195
                                             -----------    -----------    ------------    ------------
        Total fixed maturities               $ 9,210,805    $   692,985    $     69,475    $  9,834,315
                                             ===========    ===========    ============    ============
        Equity securities                    $     3,175    $       710    $          -    $      3,885
                                             ===========    ===========    ============    ============

        The amortized cost and fair value of fixed maturities, available for sale at December 31, 2004, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized         Fair
                                                     Cost            Value
                                                  -----------     -----------
    Fixed maturity securities, excluding
     mortgage-backed securities:
        Due in one year or less                   $   443,199     $   451,481
        Due after one year through five years       1,646,489       1,740,183
        Due after five years through ten years      2,051,877       2,186,330
        Due after ten years                         3,949,762       4,334,575
    Mortgage-backed securities                      1,115,677       1,167,014
                                                  -----------     -----------
        Total fixed maturity securities           $ 9,207,004     $ 9,879,583
                                                  ===========     ===========

        (d)     Net Unrealized Gains (Losses) on Fixed Maturities and Equity
                Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31 are as follows (in thousands):

                                                2004        2003        2002
                                             ----------  ----------  ----------
        Gross unrealized gains               $  717,908  $  693,695  $  608,187
        Gross unrealized losses                 (42,844)    (69,475)   (285,148)
        Deferred policy acquisition costs       (72,676)    (83,402)    (41,706)
        Deferred income tax expense            (213,673)   (190,995)   (101,298)
                                             ----------  ----------  ----------
        Net unrealized gains on securities   $  388,715  $  349,823  $  180,035
                                             ==========  ==========  ==========

        (e) Fixed Maturities Below Investment Grade: At December 31, 2004 and 2003, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $605,708,000 and $831,328,000, respectively, and an aggregate market value of $643,178,000 and $823,132,000, respectively.

        (f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

        (g) Investments Greater than 10% of Equity: There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2004.

        (h) Statutory Deposits: Securities with a carrying value of $3,395,000 and $3,387,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2004 and 2003, respectively.

        (i) Mortgage Loans: At December 31, 2004, mortgage loans were collateralized by properties primarily located in seven geographic areas, with loans totaling approximately 53% of the aggregate carrying value of the portfolio secured by properties located in the Northeast region, 15% in the West region and 12% in the Mid-Atlantic region, 9% in the Southeast and 8% in the Mid-west. No more than 3% of the portfolio was secured by properties in any other single geographic region.

                At December 31, 2004, the type of property collateralizing the mortgage loan portfolio was approximately 53% for office, 14% for residential, 10% for hotels, 9% for industrial, 8% for retail and 6% for other.

4.      Deferred Policy Acquisition Costs

                The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                               Years ended December 31,
                                         ------------------------------------
                                            2004         2003         2002
                                         ---------     ---------    ---------
Balance at beginning of year             $ 307,175     $ 386,258    $ 457,694
Acquisition costs deferred                  10,254        53,661       51,983
Amortization charged to income             (74,381)      (91,048)     (76,703)
Effect of net unrealized gains(losses)      10,726       (41,696)     (41,706)
DAC transfer for terminated reinsurance          -             -       (5,010)
                                         ---------     ---------    ---------
Balance at end of year                   $ 253,774     $ 307,175    $ 386,258
                                         =========     =========    =========


                During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company released deferred policy acquisition costs totaling $5.0 million recorded with respect to this treaty.

5.      Policyholder Contract Deposits and Future Policy Benefits

        (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2004 and 2003 follows (in thousands):

                                                          2004          2003
                                                      ------------  ------------
        Policyholder contract deposits:
        Annuities                                     $  3,698,107  $  3,831,436
        Universal life                                     445,538       432,318
        Guaranteed investment contracts ("GICs")         1,247,678     1,405,624
        Corporate-owned life insurance                   1,593,169     1,606,894
        Other contract deposits                             31,831        33,732
                                                      ------------  ------------
                                                      $  7,016,323  $  7,310,004
                                                      ============  ============

                                                          2004          2003
                                                      ------------  ------------
        Future policy benefits:
        Ordinary life                                 $     71,398  $     68,919
        Group life                                          19,234        17,081
        Life contingent annuities                        1,035,580     1,013,088
        Terminal funding                                 1,133,143     1,112,932
        Accident and health                                115,306       107,443
                                                      ------------  ------------
                                                      $  2,374,661  $  2,319,463
                                                      ============  ============

        (b) The liability for policyholder contract deposits has been established based on the following assumptions:

                (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0 percent to 6.8 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6 percent grading to zero over a period of zero to 7 years.

                (ii) Domestically, GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.81 percent to 7.8 percent and maturities range from 3 to 7 years. The vast majority of these GICs mature within 5 years.

                (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2004 was 5.69 percent.

                (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of
                        4.50 percent to 6.15 percent and guarantees ranging from
                        3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 4.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

        (c) The liability for future policy benefits has been established based upon the following assumptions:

                (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 7.62 percent and grade to not less than 1.85 percent.

5.      Policyholder Contract Deposits and Future Policy Benefits - (continued):

                (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.2 percent.

6.      Reserves For Guaranteed Benefits:

        Details concerning the Company's guaranteed minimum death benefit (GMDB) exposure as of December 31, 2004 were as follows:

                                                 Return of Net Deposits
                                                  Plus a Minimum Return
                                                 ----------------------
                                                  (dollars in millions)

         Account value                                     $      1,886
         Net amount at risk (a)                                     102
         Average attained age of contract holders                    68
         Range of GMDB increase rates (b)                  0.00%-10.00%

        (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
        (b)     Reinsured with top rated companies

        The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                     (in thousands)
          Balance at January 1, 2004 (b)              $        733
          Guaranteed benefits incurred                       1,930
          Guaranteed benefits paid                          (2,311)
                                                      ------------
          Balance at December 31, 2004                $        352
                                                      ============

        (b) Included is the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

        The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

        .       Data used was 1,000 stochastically generated investment
                performance scenarios.
        .       Mean investment performance assumption was 10%.
        .       Volatility assumption was 16%.
        .       Mortality was assumed to be 87.5% of the 1983a table.
        .       Lapse rates vary by contract type and duration and range from 5%
                to 25% with an average of 15%.
        .       The discount rate was 8%.

7.      Income Taxes

        (a)     Income tax liabilities were as follows (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Current tax receivables                              $      6,779  $     17,799
Deferred tax liabilities                                 (244,290)     (234,267)
                                                     ------------  ------------
          Income taxes payable                       $   (237,511) $   (216,468)
                                                     ============  ============

        The components of deferred tax assets and liabilities were as follows (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Deferred tax assets applicable to:
  Policy reserves                                    $     37,696  $     42,775
  Basis differential of investments                         4,620        16,037
  Other                                                     5,991           121
                                                     ------------  ------------
    Total deferred tax assets                              48,307        58,933
                                                     ------------  ------------

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                       88,821       107,511
   Net unrealized appreciation on debt and equity
    securities available for sale                         201,525       171,177
   Other                                                    2,251        14,512
                                                     ------------  ------------
    Total deferred tax liabilities                        292,597       293,200
                                                     ------------  ------------
Net deferred tax liabilities                         $   (244,290) $   (234,267)
                                                     ============  ============

     (b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $2.2 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $772,000. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

     (c) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal tax rate to pretax income (loss) as a result of the following differences
          (in thousands):

                                                Years ended December 31,
                                       -----------------------------------------
                                           2004           2003          2002
                                       -----------     ----------    ----------
                                                        (Restated)    (Restated)
Income tax (benefit) at statutory
 percentage of GAAP pretax income
 (loss)                                $    51,620     $   56,492    $    4,498
State income tax                               315             78         1,272
Dividends received deduction                     -              -          (630)
Prior year true-up                          (1,540)          (759)       (1,125)
Other                                          (11)          (481)            6
                                       -----------     ----------    ----------
Income tax expense                     $    50,384     $   55,330    $    4,021
                                       ===========     ==========    ==========

        (d) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1991 to 2001. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

                The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.      Commitments and Contingencies

                The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in Current Reports on Forms 8-K filed with the SEC by AIG, including those filed on February 14, 2005, March 15, 2005 and March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                The Company had $27.5 million and $25.8 million of unfunded commitments for its investments in limited partnerships at December 31, 2004 and 2003, respectively.

9.      Derivative Financial Instruments

        (a) Use of Derivative Financial Instruments: The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

                Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income in shareholders' equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

        (b)     Risks Inherent In the Use of Derivatives:

                Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the Company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

        (c) Interest Rate and Currency Swap Agreements: The Company uses interest rate swap agreements to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

                Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

                The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

                The fair values of swap agreements are recognized in the balance sheets if the hedged investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

                For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

                Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

        (c)     Interest Rate and Currency Swap Agreements - (continued):

                Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                    2004          2003
                                                                                  -------       -------
Liability swaps
    Interest rate swap agreements to receive floating rate:
        Notional amount                                                           $ 626.9       $ 606.9
        Fair Value                                                                  (20.0)        (37.0)
    Currency swap agreements (receive U.S. dollars/pay Koruna):
        Notional amount (in U.S. dollars)                                         $  52.4       $  52.4
        Fair Value                                                                   23.0          (4.0)
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
        Notional amount (in U.S. dollars)                                         $  51.1       $  51.1
        Fair Value                                                                   29.0          21.0
    Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
        Notional amount (in U.S. dollars)                                               -       $  58.3
        Fair Value                                                                      -          11.0

Asset Swaps:
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
       Notional amount (in U.S. dollars)                                          $  15.8       $  15.8
       Fair Value                                                                    (5.0)         (4.0)
    Currency swap agreements (receive U.S. dollars/pay British pounds):
       Notional amount (in U.S. dollars)                                          $  50.0             -
       Fair Value                                                                    (5.0)            -
    Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
       Notional amount (in U.S. dollars)                                          $   7.3             -
       Fair Value                                                                    (2.0)            -

10.     Fair Value of Financial Instruments

        (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

        The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                  Fair              Carrying
2004                                             Value               Amount
----                                        ---------------     ----------------
    Cash and short-term investments         $        52,928     $         52,928
    Fixed maturities                              9,879,583            9,879,583
    Equity securities                                 7,782                7,782
    Mortgage and policy loans                       759,014              748,791
    Investment contracts                          4,972,727            4,945,786
    Other long-term investments                      68,168               68,168
    Assets and liabilities related
          to separate accounts                    3,218,345            3,218,345
    Derivative assets                                52,886               52,886
    Derivative liabilities                           40,494               40,494

                                                   Fair              Carrying
2003                                              Value               Amount
----                                        ---------------     ----------------
                                                                    (Restated)
    Cash and short-term investments         $        20,405     $         20,405
    Fixed maturities                              9,834,315            9,834,315
    Equity securities                                 3,885                3,885
    Mortgage and policy loans                       758,274              732,675
    Investment contracts                          5,496,930            5,237,060
    Other long-term investments                      84,338               84,338
    Assets and liabilities related
     to separate accounts                         3,209,288            3,209,288
    Derivative assets                                36,495               36,495
    Derivative liabilities                           45,935               45,935

        (b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

                Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

                Fixed maturity securities: Fair value is based principally on independent pricing services broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

        Equity securities: Fair values for equity securities were based upon quoted market prices.

        Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were estimated to approximate carrying value.

        Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

        Other long-term investments: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

        Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

        Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11.     Shareholders' Equity:

        (a) The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 2,500 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2004 and 2003. The holder of Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has no additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

        (b) The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2004 and 2003, the Company paid dividends of $11,725,000 and $11,600,000, respectively, to its shareholders.

        (c) The Company recorded a capital contribution from its parent in the amount of $90 million during 2003. The contribution was received by the Company subsequent to December 31, 2003. The Company also recorded a capital contribution from its parent in the amount of $59 million during 2002, that was received during 2003.

12.     Employee Benefits

        (a) Effective January 1, 2002, substantially all the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.     Reinsurance

        (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2004                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    36,527,437               163,299          365,337     140,710          669,346
     Assumed - Nonaffiliated               -                  (113)               -           -             (113)
     Assumed - Affiliated             10,949                   (49)               -           -              (49)
                             ---------------       -------------------------------------------------------------
Total Assumed                         10,949                  (162)               -           -             (162)

     Ceded - Nonaffiliated        10,581,608                38,161            8,899       5,705           52,765
     Ceded - Affiliated            3,828,489                   764          316,288           -          317,052
                             ---------------       -------------------------------------------------------------
Total Ceded                       14,410,097                38,925          325,187       5,705          369,817
                             ---------------       -------------------------------------------------------------
Net Premiums                      22,128,289               124,212           40,150     135,005          299,367
                             ===============       =============================================================
Percentage of Amount Assumed            0.05%                 0.13%               -              -          0.06%
to Net

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2003                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    41,971,038             152,345          341,266       62,945           556,556
     Assumed - Nonaffiliated               -                 113                -            -               113
     Assumed - Affiliated             18,593                  (9)         (33,385)           -           (33,394)
                             ---------------       -------------------------------------------------------------
Total Assumed                         18,593                 104         (33,385)            -           (33,281)

     Ceded - Nonaffiliated        10,887,505              25,131           19,702        6,422            51,255
     Ceded - Affiliated            4,334,490                 (12)         250,592            -           250,580
                             ---------------       -------------------------------------------------------------
Total Ceded                       15,221,995              25,119          270,294        6,422           301,835
                             ---------------       -------------------------------------------------------------
Net Premiums                      26,767,636             127,330           37,587       56,523           221,440
                             ===============       =============================================================
Percentage of Amount Assumed            0.07%               0.08%          -88.82%           -            -15.02%
to Net

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2002                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    44,235,453              145,331           318,180     121,882          585,393
     Assumed - Nonaffiliated               -                                    274           -              274
     Assumed - Affiliated             32,236                    -            33,385           -           33,385
                             ---------------       -------------------------------------------------------------
Total Assumed                         32,236                    -            33,659           -           33,659

     Ceded - Nonaffiliated        11,432,735               23,948            21,508       6,546           52,002
     Ceded - Affiliated               99,071                 (285)          287,241           -          286,956
                             ---------------       -------------------------------------------------------------
Total Ceded                       11,531,806               23,663           308,749       6,546          338,958
                             ---------------       -------------------------------------------------------------
Net Premiums                      32,735,883              121,668            43,090     115,336          280,094
                             ===============       =============================================================
Percentage of Amount Assumed             0.1%                 0.1%             78.1%          -             12.0%
to Net

        (b) Reinsurance recoveries, which reduced death and other benefits, approximated $239,618,000 and $208,579,000, respectively, for each of the years ended December 31, 2004 and 2003.

                The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14.     Transactions with Related Parties

        (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2004 was $317,052,000 and $20,133,000 respectively. Premium income and commission ceded for 2003 amounted to $250,580,000 and $19,719,000, respectively. Premium income and commission ceded to affiliates amounted to $286,956,000 and $19,671,000, respectively, for the year ended December 31, 2002.

        (b) (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2004, 2003 and 2002, the Company was charged $26,601,000,
                $25,800,000 and $48,756,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $0, $0 and $17,155,000, respectively, for costs incurred by the Company but attributable to affiliates.

        (c) The Company's insurance policy obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh ("National Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. While National Union does not publish financial statements, it does file statutory annual and quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

        (b) In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Restatement
    -----------

       Certain financial statement components as of December 31, 2003 and 2002 and for the years then ended have been restated. These restatements relate to the corrections of a general allowance for mortgage loans inappropriately set up prior to 2002, an overstatement of reserves in 2002, cash flow information related to certain deposit-type products and other miscellaneous components.

       A summary of the adjustments made and their effect on the financial statements is presented below (in thousands):

                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Balance Sheets
     --------------
        Mortgage loans on real estate                             $   456,767     $  470,767
        Amounts due from related parties                               89,049         94,749
        Total assets                                               14,572,439     14,631,760
        Amounts due to related parties                                 19,564         19,664
        Income taxes payable                                          207,963        216,468
        Other liabilities                                              53,563         48,863
        Total liabilities                                          13,249,456     13,292,982
        Accumulated other comprehensive income                        312,966        312,206
        Retained earnings                                             452,850        469,405
        Total liabilities and shareholders' equity                 14,572,439     14,631,760



     Statements of Income
     --------------------
        Net investment income                                         709,945        706,945         $  725,475     $  723,918
        Realized capital gains(losses)                                 22,817         24,217           (151,424)      (119,989)
        Death and other benefits                                      279,112        289,338            306,543        296,317
        Insurance acquisition and other operating expenses            156,346        153,321            155,383        159,139
        Deferred income tax expense                                    29,146         26,023            (30,532)       (18,494)
        Net income (loss)                                             111,874        106,076            (13,524)         8,829



     Statements of Shareholders' Equity
     ----------------------------------
        Change in net unrealized appreciation of
          investments - net of reclassifications                      259,290        259,485            254,988        225,623
        Deferred income tax expense on
          above changes                                               (89,629)       (89,697)           (92,098)       (81,820)
        Accumulated other comprehensive income                        312,966        312,206            145,424        144,537
        Retained earnings                                             452,850        469,405            352,576        374,929
        Total shareholders' equity                                  1,322,983      1,338,778            965,167        986,633

                                      F-33

    -------------------------


                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Statements of Cash Flows
     ------------------------
        Change in other policyholders' contracts                       70,645        (80,007)           362,844       (268,539)
        Interest credited to policyholder contracts                         -        351,518                  -        407,524
        Change in income taxes - net                                   32,179         29,056            (56,917)       (44,879)
        Change in deferred policy acquisition costs                    37,377         37,272             29,499         29,812
        Realized capital (gains) losses                               (22,817)       (24,217)           151,424        119,989
        Change in other assets and liabilities - net                                                     25,293         32,450
        Net cash provided by operating activities                     157,611        348,051            416,916        203,483
        Change in policy loans                                         82,146         84,946            (16,431)       (19,231)
        Change in other long-term investments                          19,435         16,835             11,790         14,390
        Net cash provided by (used in) investing activities           168,283        168,483           (604,709)      (604,909)
        Net policyholder account deposits/withdrawals                (373,294)             -            200,066              -
        Deposits on policyholder contracts                                  -        185,933                  -      1,112,583
        Withdrawals on policyholder contracts                               -       (749,867)                 -       (698,884)
        Net cash provided by (used in) financing activities          (325,894)      (516,534)           187,132        400,765

                                      F-34

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial statements.

     (1) Audited Financial Statements of AIG Life Insurance Company for the year ended December 31, 2004, are included in Part B of the registration statement.

(b)  Exhibits.

     (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

     (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

     (2)           N/A

     (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (5)

     (3)(b)        Form of Selling Group Agreement. (7)

     (4)(a) Form of Single Premium Immediate Variable Annuity Nonparticipating Contract, Form No. 16EIAN0403WA. (8)

     (4)(b)        Form of Endorsement - Cancellation Option, Form No.
                   16EICI0403UT. (8)

     (5)           Form of Variable Immediate Annuity Application, Form No.
                   14GVIA0403. (8)

     (6)(a) By-Laws of AIG Life Insurance Company, restated as of April 27, 2005. (10)

     (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

     (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

     (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (5)

     (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (7)

     (7)           N/A

     (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company.
                   (5)

     (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (5)

     (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (5)

     (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (5)

     (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (5)

     (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (7)

     (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (9)

     (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (2)

     (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (6)

     (8)(c) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (6)

     (8)(d) General Guarantee Agreement between AIG Life Insurance Company and National Union Fire Insurance Company of Pittsburgh, Pa. (10)

     (8)(e) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (10)

     (9) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (Filed herewith)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

     (11)          N/A

     (12)          N/A

----------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on April 28, 2000.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 2, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 17, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-117376) of Variable Account I of AIG Life Insurance Company filed on July 15, 2004.

(9) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

Item 25. Directors and Officers of the Depositor

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Rodney O. Martin, Jr.       Director, Chairman of the Board of Directors,
2929 Allen Parkway          President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff         Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
David J. Dietz              Director and Chairman-Affluent & Corporate Markets
830 Third Avenue            Profit Center
New York, NY 10022

David L. Herzog             Director
2929 Allen Parkway
Houston, TX 77019

Richard A. Hollar           Director, President-Life Brokerage Profit Center and
750 West Virginia Street    Chief Executive Officer-Life Brokerage Profit
Milwaukee, WI 53204         Center

Royce G. Imhoff, II         Director, President-Affluent & Corporate Markets
2929 Allen Parkway          Profit Center and Chief Executive Officer-Affluent &
Houston, TX 77019           Corporate Markets Profit Center

Richard J. Miller           Director, President-Independent Advisor Network
2929 Allen Parkway          Profit Center, Chief Executive Officer-Independent
Houston, TX 77019           Advisor Network Profit Center and Chief Executive
                            Officer-Independent Advisor Group

Ernest T. Patrikis          Director
70 Pine Street
New York, NY 10270

Gary D. Reddick             Director, Executive Vice President and Chief
2929 Allen Parkway          Administrative Officer
Houston, TX 77019

Christopher J. Swift        Director, Executive Vice President and Chief
2929 Allen Parkway          Financial Officer
Houston, TX 77019

James W. Weakley            Director, President-Group Benefits & Financial
2929 Allen Parkway          Institutions, and AIG Workplace Solutions Profit
Houston, TX 77019           Center and Chief Executive Officer-Group Benefits &
                            Financial Institutions, and Workplace Solutions
                            Profit Center

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Thomas L. Booker            President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien         President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong          Executive Vice President
3600 Route 66
Neptune, NJ 07754

Chris T. Calos              Executive Vice President
3600 Route 66
Neptune, NJ 07754

Rebecca G. Campbell         Executive Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson          Senior Vice President, Independent Advisor Group
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden               Senior Vice President, SPIA
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard            Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein         Senior Vice President and Chief Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi            Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Jeffrey H. Carlson          Senior Vice President and Chief Information Officer
2727 Allen Parkway
Houston, TX 77019

James A. Galli              Senior Vice President and
830 Third Avenue            Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom         Senior Vice President
70 Pine Street
New York, NY 10270

William F. Guterding        Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Kent D. Major               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Barry Pelleterri            Senior Vice President
3600 Route 66
Neptune, NJ 07754

A. Hasan Qureshi            Senior Vice President and Illustration Actuary
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner       Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Dewitt M. Smith             Senior Vice President
3600 Route 66
Neptune, NJ 07754

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
James P. Steele             Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele            Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan               Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps           Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman         Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski         Vice President
3600 Route 66
Neptune, NJ 07754-1580

Paul Bell, III              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
David R. Brady              Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman        Vice President
1 Alico Plaza
600 King Street
Wilmington, DE 19801

James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield        Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner           Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey         Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs              Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack          Vice President
2929 Allen Parkway
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Douglas M. Donnenfield      Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan          Vice President
2727 Allen Parkway
Houston, TX 77019

Donna F. Fahey              Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.   Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer        Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger       Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer              Vice President
1 Chase Manhattan Place
New York, NY 10005

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Craig H. Harrel             Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington         Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty               Vice President and Chief Underwriter
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig              Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Walter P. Irby              Vice President
2727 Allen Parkway
Houston, TX 77019

Karen M. Isaacs             Vice President
3600 Route 66
Neptune, NJ 07754

David S. Jorgensen          Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman            Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel           Vice President
3600 Route 66
Neptune, NJ 07754

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Charles L. Levy             Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley               Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers             Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett        Vice President
2727 Allen Parkway
Houston, TX 77019

Randy J. Marash             Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin             Vice President
2929 Allen Parkway
Houston, TX 77019

W. Larry Mask               Vice President, Real Estate Investment Officer and
2727 Allen Parkway          Assistant Secretary
Houston, TX 77019

Gordon S. Massie            Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall            Vice President
2727 Allen Parkway
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Richard D. McFarland        Vice President
2727 Allen Parkway
Houston, TX 77019

Richard A. Mercante         Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer            Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio               Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller            Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols             Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson          Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Lori J. Payne               Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen         Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel            Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.      Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben          Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage              Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather              Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott            Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Tom L. Scott                Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires              Vice President and Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

Paul Turner                 Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh             Vice President
3600 Route 66
Neptune, NJ 07754

Curt Vondrasek              Vice President
1000 E. Woodfield Road
Schaumburg, IL 60173

Christian D. Weiss          Vice President
#1 Franklin Square
Springfield, IL 62713

Susan J. Wilhite            Vice President
One Woodfield Lake
Schaumberg, IL 60173

    Name and Principal      Positions and Offices with Depositor
     Business Address       AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Ronald Williams             Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck           Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. An organizational chart for AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
American International Group, Inc./(1)/.....................................................Delaware ............../(3)/
   AIG Aviation, Inc.........................................................................Georgia ...........100
   AIG Bulgaria Insurance and Reinsurance Company EAD.......................................Bulgaria ...........100
   AIG Capital Corporation..................................................................Delaware ...........100
      AIG Consumer Finance Group, Inc. .....................................................Delaware ...........100
         AIG Bank Polska S.A..................................................................Poland .........97.23
         AIG Credit S.A.......................................................................Poland ............80
         Compania Financiera Argentina S.A.................................................Argentina ..........92.7
      AIG Finance Holdings, Inc.............................................................New York ...........100
         AIG Finance (Hong Kong) Limited...................................................Hong Kong ...........100
      AIG Global Asset Management Holdings Corp.............................................Delaware ...........100
         AIG Asset Management Services, Inc.................................................Delaware ...........100
            Brazos Capital Management, L.P..................................................Delaware ............92
         AIG Capital Partners, Inc..........................................................Delaware ...........100
         AIG Equity Sales Corp..............................................................New York ...........100

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
         AIG Global Investment Corp.......................................................New Jersey ...........100
      International Lease Finance Corporation.............................................California .........64.85/(4)/
      AIG Global Real Estate Investment Corp................................................Delaware ...........100
   AIG Credit Corp..........................................................................Delaware ...........100
      A.I. Credit Corp.................................................................New Hampshire ...........100
      Imperial Premium Finance, Inc.......................................................California ...........100
      Imperial Premium Finance, Inc.........................................................Delaware ...........100
   AIG Egypt Insurance Company, S.A.E..........................................................Egypt .........89.98
   AIG Federal Savings Bank.................................................................Delaware ...........100
   AIG Financial Advisor Services, Inc......................................................Delaware ...........100
      AIG Financial Advisor Services (Europe), S.A........................................Luxembourg ...........100
   AIG Financial Products Corp..............................................................Delaware ...........100
     AIG Matched Funding Corp...............................................................Delaware ...........100
     Banque AIG..............................................................................France .............90/(5)/
   AIG Funding, Inc.........................................................................Delaware ...........100
   AIG Global Trade & Political Risk Insurance Company....................................New Jersey ...........100
   A.I.G. Golden Insurance Ltd................................................................Israel .........50.01
   AIG Life Insurance Company...............................................................Delaware ............79/(6)/
   AIG Life Insurance Company of Canada.......................................................Canada ...........100
   AIG Life Insurance Company of Puerto Rico.............................................Puerto Rico ...........100
   AIG Liquidity Corp.......................................................................Delaware ...........100
   AIG Marketing, Inc.......................................................................Delaware ...........100
   AIG Memsa, Inc...........................................................................Delaware ...........100/(7)/
      Tata AIG General Insurance Company Limited...............................................India ............26
   AIG Private Bank Ltd..................................................................Switzerland ...........100
   AIG Retirement Services, Inc.............................................................Delaware ...........100/(8)/
      SunAmerica Life Insurance Company......................................................Arizona ...........100
         SunAmerica Investments, Inc.........................................................Georgia ............70/(9)/
            AIG Advisor Group, Inc..........................................................Maryland ...........100
               Advantage Capital Corporation................................................New York ...........100
               FSC Securities Corporation...................................................Delaware ...........100
               Royal Alliance Associates, Inc...............................................Delaware ...........100
               Sentra Securities Corporation..............................................California ...........100
               Spelman & Co., Inc.........................................................California ...........100
               SunAmerica Securities, Inc...................................................Delaware ...........100
            AIG SunAmerica Life Assurance Company............................................Arizona ...........100/(10)/
               AIG SunAmerica Asset Management Corp.........................................Delaware ...........100
                  AIG SunAmerica Capital Services. Inc......................................Delaware ...........100
            First SunAmerica Life Insurance Company.........................................New York ...........100
   AIG Risk Management, Inc.................................................................New York ...........100
   AIG Technologies, Inc...............................................................New Hampshire ...........100
   AIGTI, Inc...............................................................................Delaware ...........100
   AIG Trading Group Inc....................................................................Delaware ...........100
      AIG International, Inc................................................................Delaware ...........100

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
   AIU Insurance Company....................................................................New York ............52/(11)/
   AIU North America, Inc...................................................................New York ...........100
   American General Corporation................................................................Texas ...........100
      American General Bancassurance Services, Inc..........................................Illinois ...........100
      AGC Life Insurance Company............................................................Missouri ...........100
         AIG Assurance Canada.................................................................Canada ...........100/(7)/
         AIG Life of Bermuda, Ltd............................................................Bermuda ...........100
         American General Life and Accident Insurance Company..............................Tennessee ...........100
         American General Life Insurance Company...............................................Texas ...........100
            American General Annuity Service Corporation.......................................Texas ...........100
            AIG Enterprise Services, LLC....................................................Delaware ...........100
            American General Equity Services Corporation....................................Delaware ...........100
            American General Life Companies, LLC............................................Delaware ...........100
            The Variable Annuity Life Insurance Company........................................Texas ...........100
               VALIC Retirement Services Company..............................................Texas. ...........100
               VALIC Trust Company.............................................................Texas ...........100
         American General Property Insurance Company.......................................Tennessee .........51.85/(12)/
            American General Property Insurance Company of Florida..........................Florida. ...........100
         AIG Annuity Insurance Company.........................................................Texas ...........100
         The United States Life Insurance Company in the City of New York...................New York ...........100
      American General Finance, Inc..........................................................Indiana ...........100
         American General Auto Finance, Inc.................................................Delaware ...........100
         American General Finance Corporation................................................Indiana ...........100
            MorEquity, Inc....................................................................Nevada ...........100
               Wilmington Finance, Inc......................................................Delaware ...........100
            Merit Life Insurance Co..........................................................Indiana ...........100
            Yosemite Insurance Company.......................................................Indiana ...........100
               CommoLoCo, Inc............................................................Puerto Rico ...........100
         American General Financial Services of Alabama, Inc.................................Alabama ...........100
      American General Investment Management Corporation....................................Delaware ...........100
      American General Realty Investment Corporation...........................................Texas ...........100
      American General Assurance Company....................................................Illinois ...........100
         American General Indemnity Company ................................................Illinois ...........100
         USLIFE Credit Life Insurance Company of Arizona.....................................Arizona ...........100
      Knickerbocker Corporation................................................................Texas ...........100
   American Home Assurance Company..........................................................New York ...........100
      AIG Domestic Claims, Inc..............................................................Delaware ............50/(13)/
      AIG Hawaii Insurance Company, Inc.......................................................Hawaii ...........100
         American Pacific Insurance Company, Inc..............................................Hawaii ...........100
      American International Insurance Company..............................................New York ...........100
         American International Insurance Company of California, Inc......................California ...........100
         American International Insurance Company of New Jersey...........................New Jersey ...........100
         Minnesota Insurance Company.......................................................Minnesota ...........100
      American International Realty Corp....................................................Delaware ..........31.5/(14)/

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
      Pine Street Real Estate Holdings Corp. ..........................................New Hampshire .........31.47/(14)/
      Transatlantic Holdings, Inc. .........................................................Delaware .........33.45/(15)/
         Transatlantic Reinsurance Company..................................................New York ...........100
            Putnam Reinsurance Company......................................................New York ...........100
            Trans Re Zurich..............................................................Switzerland ...........100
   American International Insurance Company of Delaware.....................................Delaware ...........100
   American International Life Assurance Company of New York................................New York .........77.52/(16)/
   American International Reinsurance Company, Ltd. .........................................Bermuda ...........100
      AIG Edison Life Insurance Company........................................................Japan ............90/(17)/
      American International Assurance Company, Limited....................................Hong Kong ...........100
      American International Assurance Company (Australia) Limited.........................Australia ...........100
      American International Assurance Company (Bermuda) Limited.............................Bermuda ...........100
         American International Assurance Co. (Vietnam) Limited..............................Vietnam ...........100
         Tata AIG Life Insurance Company Limited...............................................India ............26
      Nan Shan Life Insurance Company, Ltd. ..................................................Taiwan ............95
   American International Underwriters Corporation..........................................New York ...........100
   American International Underwriters Overseas, Ltd. .......................................Bermuda ...........100
      AIG Europe (Ireland) Limited...........................................................Ireland ...........100
      AIG Europe (U.K.) Limited..............................................................England ...........100
      AIG Brasil Companhia de Seguros.........................................................Brazil ............50
      Universal Insurance Co., Ltd. ........................................................Thailand ...........100
      La Seguridad de Centroamerica, Compania de Seguros S.A. .............................Guatemala ...........100
      La Meridional Compania Argentina de Seguros..........................................Argentina ...........100
      American International Insurance Company of Puerto Rico............................Puerto Rico ...........100
      A.I.G. Colombia Seguros Generales S.A. ...............................................Colombia ...........100
      American International Underwriters GmBH...............................................Germany ...........100
      Underwriters Adjustment Company, Inc. ..................................................Panama ...........100
   American Life Insurance Company..........................................................Delaware ...........100
      AIG Life (Bulgaria) Z.D. A.D..........................................................Bulgaria ...........100
      ALICO, S.A..............................................................................France ...........100
      First American Polish Life Insurance and Reinsurance Company, S.A. .....................Poland ...........100
      Inversiones Interamericana  S.A. (Chile).................................................Chile ...........100
      Pharaonic American Life Insurance Company................................................Egypt .........71.63
      Unibanco AIG Seguros S.A. ..............................................................Brazil .........47.81/(18)/
   AIG Life Insurance Company (Switzerland) Ltd. ........................................Switzerland ...........100
   American Security Life Insurance Company, Ltd. ......................................Lichtenstein ...........100
   Birmingham Fire Insurance Company of Pennsylvania....................................Pennsylvania ...........100
   China America Insurance Company, Ltd. ...................................................Delaware ............50
   Commerce and Industry Insurance Company..................................................New York ...........100
   Commerce and Industry Insurance Company of Canada.........................................Ontario ...........100
   Delaware American Life Insurance Company.................................................Delaware ...........100
   Hawaii Insurance Consultants, Ltd. ........................................................Hawaii ...........100
   HSB Group, Inc. .........................................................................Delaware ...........100
      The Hartford Steam Boiler Inspection and Insurance Company.........................Connecticut ...........100

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
         The Hartford Steam Boiler Inspection and Insurance Company of Connecticut.......Connecticut ...........100
         HSB Engineering Insurance Limited...................................................England ...........100
            The Boiler Inspection and Insurance Company of Canada.............................Canada ...........100
   The Insurance Company of the State of Pennsylvania...................................Pennsylvania ...........100
   Landmark Insurance Company.............................................................California ...........100
   Mt. Mansfield Company, Inc. ..............................................................Vermont ...........100
   National Union Fire Insurance Company of Pittsburgh, Pa..............................Pennsylvania ...........100
      American International Specialty Lines Insurance Company................................Alaska ............70/(19)/
      Lexington Insurance Company...........................................................Delaware ............70/(19)/
         AIG Centennial Insurance Company...............................................Pennsylvania ...........100
            AIG Premier Insurance Company...............................................Pennsylvania ...........100
               AIG Indemnity Insurance Company..........................................Pennsylvania ...........100
            AIG Preferred Insurance Company.............................................Pennsylvania ...........100
            AIG Auto Insurance Company of New Jersey......................................New Jersey ...........100
         JI Accident & Fire Insurance Co. Ltd. ................................................Japan ............50
      National Union Fire Insurance Company of Louisiana...................................Louisiana ...........100
      National Union Fire Insurance Company of Vermont.......................................Vermont ...........100
      21st Century Insurance Group........................................................California .........33.03/(20)/
         21st Century Insurance Company...................................................California ...........100
         21st Century Casualty Company....................................................California ...........100
         21st Century Insurance Company of the Southwest.......................................Texas ...........100
      Starr Excess Liability Insurance Company, Ltd. .......................................Delaware ...........100
         Starr Excess Liability Insurance International Ltd. ................................Ireland ...........100
   NHIG Holding Corp. ......................................................................Delaware ...........100
      Audubon Insurance Company............................................................Louisiana ...........100
         Audubon Indemnity Company.......................................................Mississippi ...........100
         Agency Management Corporation.....................................................Louisiana ...........100
            The Gulf Agency, Inc. ...........................................................Alabama ...........100
      New Hampshire Insurance Company...................................................Pennsylvania ...........100
         AIG Europe, S.A. ....................................................................France ............../(21)/
         AI Network Corporation.............................................................Delaware ...........100
         American International Pacific Insurance Company...................................Colorado ...........100
         American International South Insurance Company.................................Pennsylvania ...........100
         Granite State Insurance Company................................................Pennsylvania ...........100
         New Hampshire Indemnity Company, Inc. .........................................Pennsylvania ...........100
            AIG National Insurance Company, Inc. ...........................................New York ...........100
         Illinois National Insurance Co. ...................................................Illinois ...........100
         New Hampshire Insurance Services, Inc. .......................................New Hampshire ...........100
      AIG Star Life Insurance Co., Ltd. .......................................................Japan ...........100
   The Philippine American Life and General Insurance Company............................Philippines .........99.78
      Pacific Union Assurance Company.....................................................California ...........100
      Philam Equitable Life Assurance Company, Inc. .....................................Philippines .........95.31
      Philam Insurance Company, Inc. ....................................................Philippines ...........100
   Risk Specialist Companies, Inc. .........................................................Delaware ...........100

                               SUBSIDIARIES OF AIG

                                                                                                         Percentage
                                                                                                          of Voting
                                                                                                         Securities
                                                                                     Jurisdiction of   Owned by its
                                                                                       Incorporation      Immediate
                                                                                     or Organization    Parent/(2)/
                                                                                     ---------------   ------------
   United Guaranty Corporation........................................................North Carolina .........36.3l/(22)/
      United Guaranty Insurance Company...............................................North Carolina ...........100
      United Guaranty Mortgage Insurance Company......................................North Carolina ...........100
      United Guaranty Mortgage Insurance Company of North Carolina....................North Carolina ...........100
      United Guaranty Partners Insurance Company.............................................Vermont ............80
      United Guaranty Residential Insurance Company of North Carolina.................North Carolina ...........100
      United Guaranty Residential Insurance Company...................................North Carolina .........75.03/(23)/
         United Guaranty Commercial Insurance Company of North Carolina...............North Carolina ...........100
         United Guaranty Mortgage Indemnity Company...................................North Carolina ...........100
         United Guaranty Credit Insurance Company.....................................North Carolina ...........100
      United Guaranty Services, Inc. .................................................North Carolina ...........100

----------
/(1)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on May 31, 2005. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
/(2)/ Percentages include directors' qualifying shares.
/(3)/ The common stock is owned approximately 12.0 percent by Starr
     International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and 2.0 percent by The Starr Foundation.
/(4)/ Also owned 35.15 percent by National Union Fire Insurance Company of
     Pittsburgh, Pa.
/(5)/ Also owned 10 percent by AIG Matched Funding Corp.
/(6)/ Also owned 21 percent by Commerce and Industry Insurance Company.
/(7)/ Indirect wholly-owned subsidiary.
/(8)/ Formerly known as AIG SunAmerica Inc.
/(9)/ Also owned 30 percent by AIG Retirement Services, Inc.
/(10)/ Formerly known as Anchor National Life Insurance Company.
/(11)/ Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
/(12)/ Also owned 48.15 percent by American General Life and Accident Insurance
     Company.
/(13)/ Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.
/(14)/ Also owned by 11 other AIG subsidiaries.
/(15)/ Also owned 25.95 percent by AIG.
/(16)/ Also owned 22.48 percent by American Home Assurance Company.
/(17)/ Also owned ten percent by a subsidiary of American Life Insurance
     Company.
/(18)/ Also owned 1.7 percent by American International Underwriters Overseas,
     Ltd. and .48 percent by American Home Assurance Company.
/(19)/ Also owned 20 percent by The Insurance Company of the State of
     Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
/(20)/ Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
/(21)/ 100 percent to be held with other AIG companies.
/(22)/ Also owned 45.88 percent by National Union Fire Insurance Company of
     Pittsburgh, Pa., 16.95 percent by New

     Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of April 1, 2005, there were zero (0) owners of contracts of the class covered by this registration statement, zero qualified contracts and zero (0) non-qualified contracts.

Item 28. Indemnification

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account II of AIG Life Insurance Company, which offers interests in flexible premium variable universal life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

  Name and Principal     Positions and Offices with Underwriter
   Business Address      American General Equity Services Corporation
----------------------   -------------------------------------------------------
Rodney O. Martin, Jr.    Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis       Director
70 Pine Street
New York, NY 10270

Gary D. Reddick          Director
2929 Allen Parkway
Houston, TX 77019

Richard J. Miller        President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

  Name and Principal     Positions and Offices with Underwriter
   Business Address      American General Equity Services Corporation
----------------------   -------------------------------------------------------
Lucille S. Martinez      Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019
Deanna D. Osmonson       Vice President, Chief Compliance Officer and
2727 Allen Parkway       Anti-Money Laundering Compliance Officer
Houston, TX 77019

Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski   Tax Officer
70 Pine Street
New York, NY 10270

Amy M. Cinquegrana       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires           Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                    Net Underwriting
Name of Principal     Discounts and     Compensation    Brokerage
   Underwriter         Commissions     on Redemption   Commissions   Compensation
-----------------   ----------------   -------------   -----------   ------------
American General           0                 0              0              0
Equity Services
Corporation

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at 70 Pine Street, New York, New York 10270 or at its offices located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

AIG Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 11th day of August, 2005.

                                    VARIABLE ACCOUNT I OF AIG LIFE
                                    INSURANCE COMPANY
                                    (Registrant)


                                    BY: AIG LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                           AND COMPTROLLER

[SEAL]

ATTEST: LAUREN W. JONES
        -------------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                          Date
---------                         -----                          ----


RODNEY O. MARTIN, JR.             Director, Chairman,            August 11, 2005
---------------------
RODNEY O. MARTIN, JR.             President and Chief
                                  Executive Officer


CHRISTOPHER J. SWIFT              Director and Chief             August 11, 2005
---------------------
CHRISTOPHER J. SWIFT              Financial Officer


M. BERNARD AIDINOFF               Director                       August 11, 2005
---------------------
M. BERNARD AIDINOFF


DAVID J. DIETZ                    Director                       August 11, 2005
---------------------
DAVID J. DIETZ


DAVID L. HERZOG                   Director                       August 11, 2005
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR                 Director                       August 11, 2005
---------------------
RICHARD A. HOLLAR



ROYCE G. IMHOFF II                Director                       August 11, 2005
------------------
ROYCE G. IMHOFF II

Signature                         Title                          Date
---------                         -----                          ----


RICHARD J. MILLER                 Director                       August 11, 2005
---------------------
RICHARD J. MILLER


ERNEST T. PATRIKIS                Director                       August 11, 2005
---------------------
ERNEST T. PATRIKIS


GARY D. REDDICK                   Director                       August 11, 2005
---------------------
GARY D. REDDICK


JAMES W. WEAKLEY                  Director                       August 11, 2005
---------------------
JAMES W. WEAKLEY

                                  EXHIBIT INDEX

Item 24. Exhibits

       (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1